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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-59118, 33-59228, 33-81336, 333-46789 and 333-65745 of Fresh Choice,
Inc. on Form S-8 of our report dated February 11, 2000 appearing in this Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 26, 1999.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
March 20, 2000